UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2005

TEXEN OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-33193
(Commission File Number)

88-0435904
IRS Employer Identification No.)

2401 Fountain View Drive, Houston, Texas 77070
(Address of principal executive offices and Zip Code)

(713) 782-5758
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Pursuant to Rule 135c of the Securities Act of 1933, a news release with respect to the subscription for a private placement in the amount of $500,000 by Texen Holdings LLC, an entity controlled by D. Elroy Fimrite, the Registrant’s President, is appended to this Form 8-K Current Report as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1 News Release issued by the Registrant on February 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXEN OIL & GAS, INC.

By: /s/ D. Elroy Fimrite
D. Elroy Fimrite
President and Chief Executive Officer
Date: February 18, 2005